EXCELSIOR DIRECTIONAL HEDGE FUND OF FUNDS (TI), LLC

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Marina Belaya, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign the Registration Statement on Form N-14 of Excelsior Directional Hedge Fund of Funds (TI), LLC relating to the acquisition of the assets of BACAP Alternative Multi-Strategy Fund, L.L.C., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

      Each of the undersigned hereby executes this Power of Attorney as of this 4th day of August, 2008.

               SIGNATURE                                  TITLE


/s/ David R. Bailin                                      Manager
-------------------------------------
David R. Bailin


/s/ Gene M. Bernstein                                    Manager
-------------------------------------
Gene M. Bernstein


/s/ Victor F. Imbimbo, Jr.                               Manager
-------------------------------------
Victor F. Imbimbo, Jr.


/s/ Stephen V. Murphy                                    Manager
-------------------------------------
Stephen V. Murphy


/s/ Spencer N. Boggess                           Chief Executive Officer
-------------------------------------
Spencer N. Boggess


/s/ Steven L. Suss                               Chief Financial Officer
-------------------------------------
Steven L. Suss